UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 12, 2023
Date of Report (date of earliest event reported)

S&T BANCORP, INC
(Exact name of registrant as specified in its charter)

Pennsylvania	0-12508		25-1434426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

800 Philadelphia Street	Indiana	PA	15701
(Address of Principal Executive Offices)			(Zip Code)
(800) 325-2265
Registrant's telephone number, including area code

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	STBA	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
On June 12, 2023, S&T Bancorp Inc. (the “Company”) is providing notices to holders to redeem $5,000,000 Floating Rate MMCapSSM (the “Trust Preferred Securities”) of DNB Capital Trust I (“Trust ”). The Trust Preferred Securities are being redeemed, along with an aggregate of $155,000 in common securities issued by the Trust and held by the Company, as a result of the concurrent redemption of 100% of the Company’s Floating Rate Junior Subordinated Deferrable Interest Debentures, due 2031 (the “Junior Subordinated Debentures”) held by the Trust underlying the Trust Preferred Securities. The redemptions are pursuant to the optional redemption provisions of the underlying indenture and are scheduled to occur on July 25, 2023.
The redemption prices for the Junior Subordinated Debentures will be equal to 100% of principal amount, plus accrued interest up to, but excluding, the redemption date. The proceeds from the redemption of the Junior Subordinated Debentures will be simultaneously applied to redeem all of the outstanding common securities and the outstanding Trust Preferred Securities at a price of 100% of the aggregate principal liquidation amount of the trust preferred securities plus accumulated but unpaid distributions up to, but excluding, the redemption date.
The Company has received all necessary regulatory approvals for the redemption.
The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

S&T Bancorp, Inc.
/s/ Mark Kochvar
June 12, 2023	Mark Kochvar Senior Executive Vice President, Chief Financial Officer